Summary Prospectus and Prospectus Supplement

American Century Low Volatility ETF
Summary Prospectus and Prospectus dated January 1, 2022
International Value Fund
Summary Prospectus and Prospectus dated April 1, 2022
NT Disciplined Growth
Prospectus dated November 1, 2021

Supplement dated May 5, 2022

Tsuyoshi Ozaki no longer serves as a portfolio manager for the funds.

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